UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2001


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                  55-0619957
         -------------                  -------                  ----------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

         Item 5.  Other Events

         On September 28, 2001, City Holding Company issued a news release, which is attached as Exhibit 99, announcing that its principal subsidiary, City National Bank of West Virginia, had entered into a revised formal agreement with the Office of the Comptroller of the Currency undertaking to implement remedial action in a number of areas. The new agreement recognizes areas of compliance under the formal agreement signed in July 2000, and replaces that agreement.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Financial Statements                    None
                  (b) Pro Forma Financial Information         None
                  (c) Exhibits
                            99       News Release issued on September 28, 2001


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CITY HOLDING COMPANY


Date: October 12, 2001
                                          By: /s/ Michael D. Dean
                                          ----------------------------------
                                          Michael D. Dean
                                          Senior Vice President - Finance,
                                          Chief Accounting Officer and
                                          Duly Authorized Officer